UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 11, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                     0-49790                    11-3200514
(State or Other Jurisdiction      (Commission File              (IRS Employer
      of Incorporation)                Number)               Identification No.)


                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 962-9600
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On May 11, 2006, the Verint Systems Inc. Board of Directors named the following independent directors to the Compensation Committee: Victor A. DeMarines, Kenneth A. Minihan, Larry Myers and Howard Safir. They replace former Comverse Technology, Inc.-affiliated directors Kobi Alexander, David Kreinberg and William F. Sorin, each of whom resigned from the Board and the Compensation Committee on April 28, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             VERINT SYSTEMS INC.

                                             By: /s/ IGAL NISSIM
                                                 ----------------------------
                                             Name: Igal Nissim
                                             Title: Chief Financial Officer



                                             Dated: May 16, 2006






















                                       3